EXECUTION VERSION

FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND
THIRD AMENDED AND RESTATED SECURITY AGREEMENT
THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND THIRD AMENDED AND RESTATED SECURITY AGREEMENT (this “Amendment”), dated as of December 19, 2014 (the “Effective Date”), is entered into by and among Alliant Techsystems Inc., a Delaware corporation (the “Borrower”), the Subsidiaries of the Borrower listed on the signature pages hereto (together with the Borrower, the “Grantors”), each Lender party hereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).
PRELIMINARY STATEMENTS
WHEREAS, the Borrower, the Lenders from time to time party thereto, the Administrative Agent, the other Agents and the Arrangers entered into that certain Third Amended and Restated Credit Agreement, dated as of November 1, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined);
WHEREAS, the Grantors and the Administrative Agent entered into that certain Third Amended and Restated Security Agreement, dated as of November 1, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Security Agreement”);
WHEREAS, the Borrower has entered into that certain Transaction Agreement, dated as of April 28, 2014 (the “Transaction Agreement”), among the Borrower, Vista Outdoor Inc. (formerly known as Vista SpinCo Inc.), a Delaware corporation (“Sporting”), Vista Merger Sub Inc., a Delaware corporation (“Merger Sub”), and Orbital Sciences Corporation, a Delaware corporation (“Orbital”);
WHEREAS, pursuant to the Transaction Agreement and as permitted by Section 7.06(d) of the Credit Agreement, the Borrower shall undertake a series of transactions pursuant to which the assets and liabilities of the Sporting Business (as defined in the Transaction Agreement) and the equity interests of certain direct and indirect Subsidiaries of the Borrower shall be contributed or otherwise transferred to Sporting or its Subsidiaries and the equity interests of Sporting shall be distributed to the shareholders of the Borrower, immediately after which, Sporting shall constitute a separate company (collectively, the “Spin-Off”);
WHEREAS, (a) immediately after the consummation of the Spin-Off, Sporting will borrow certain amounts under new credit facilities (the “Sporting Facilities”); (b) immediately following the initial funding of the Sporting Facilities, Sporting shall pay a dividend to the Borrower (the “ATK Dividend”); and (c) promptly following or substantially concurrently with the payment of the ATK Dividend, Merger Sub will merge with and into Orbital, with Orbital being the surviving entity and becoming a wholly-owned Subsidiary of the Borrower;
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement and the Security Agreement to make certain changes as provided herein; and
WHEREAS, the Borrower, the Required Lenders and the Administrative Agent have agreed that the Credit Agreement and the Security Agreement be amended, upon the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1. Amendment to the Credit Agreement.
(a)    %4. Section 1.01 of the Credit Agreement is hereby amended to amend and restate the following definition in its entirety as follows:
“L/C Issuers” means (a) Bank of America, U.S. Bank, JPMorgan Chase Bank N.A. and Citibank, N.A., each in its capacity as issuer of Letters of Credit hereunder, any other Lender approved by the Administrative Agent and the Borrower that agrees to perform the duties of an L/C Issuer hereunder or any successor issuer of Letters of Credit hereunder and (b) with respect to the Existing Letters of Credit, U.S. Bank and JPMorgan Chase Bank, N.A.
%4. Each of the parties hereto hereby agrees that any letter of credit issued by Citibank, N.A. for the benefit of Orbital Sciences Corporation (“Orbital”) or its Subsidiaries under any existing credit facility of Orbital may, from and after the time that Orbital becomes a Subsidiary of the Borrower and to the extent agreed by Citibank, N.A., the Administrative Agent and the Borrower, be deemed to be a Letter of Credit issued under the Credit Agreement for all purposes.
(b)    Section 7.01 of the Credit Agreement is hereby amended to add the following new sub-section (s) at the end thereof:
“(s) Liens on work in progress and associated property of the Borrower or its Subsidiaries under any contract with a customer, including labor, services, materials, data, documentation, records, equipment, inventory, general intangibles, intellectual property, computer programs, documents, goods and proceeds of the foregoing; provided that unless otherwise approved by the Administrative Agent, in each case such Liens shall extend only to (x) work in progress and associated property to be furnished or transferred to the customer pursuant to such contract, (y) rights under subcontracts and general intangibles entered into by the Borrower or its Subsidiaries in connection with the performance of such contract and (z) proceeds of any of the foregoing.”
(c)    Section 7.09 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Burdensome Agreements. Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that (a) limits the ability (i) of any Subsidiary to make Restricted Payments to the Borrower or any Guarantor or to otherwise transfer property to or to make Investments in the Borrower or any Guarantor, except for (A) any agreement in effect on the date hereof or at the time any Subsidiary becomes a Subsidiary of the Borrower, so long as such agreement was not entered into solely in contemplation of such Person becoming a Subsidiary of the Borrower, (B) any other agreement or instrument entered into after the Restatement Closing Date, provided that the encumbrances or restrictions in any such other agreement or instrument are no more restrictive in any material respect than those contained in this Agreement or the Senior Notes Indenture, (C) any Permitted Lien or any document or instrument governing any Permitted Lien, provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien, or (D) non-assignability provisions in contracts entered into in the ordinary course of business, (ii) of any Subsidiary to Guarantee the Indebtedness of the Borrower other than the Senior Notes Indenture as in effect on the date hereof, the Senior Subordinated Notes Indenture as in effect on the date hereof, the Convertible Notes Indenture as in effect on the date hereof and any Material Debt Document governing Indebtedness permitted under Section 7.02(b), (c), (d) or (i) so long as the applicable provisions thereof are no more restrictive in any material respect than the Senior Notes Indenture, Senior Subordinated Notes Indenture or this Agreement as in effect on the date hereof or (iii) of the Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person other than (A) the Senior Notes Indenture as in effect on the date hereof, the Senior Subordinated Notes Indenture as in effect on the date hereof, the Convertible Notes Indenture as in effect on the date hereof or any Material Debt Document governing Indebtedness permitted under Section 7.02(b), (c), (d) or (i) so long as the applicable provisions thereof are not materially more restrictive, taken as a whole, than the Senior Subordinated Notes Indenture or the Senior Notes Indenture as in effect on the date hereof, (B) any Permitted Lien or any document or instrument governing any Permitted Lien, provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien, or (C) non-assignability provisions in contracts entered into in the ordinary course of business; provided, however, that this clause (iii) shall not prohibit any negative pledge incurred or provided in favor of any holder of Indebtedness permitted under Section 7.02(g) solely to the extent any such negative pledge relates to the property financed by or the subject of such Indebtedness; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person other than customary provisions in the indentures and the Material Debt Documents referred to in clause (a)(iii) above so long such indentures and the Material Debt Documents do not require the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure any obligations of the Borrower or its Subsidiaries with respect to any of the Loan Documents.”
(d)    Section 9.09(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(c) (i) to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the Lien of the holder of any Lien on such property that is permitted by Section 7.01 (b), (i), (j) (m), (n) or (s) and (ii) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document that is or becomes an Excluded Asset.”
Section 2.    Amendment to the Security Agreement.
(a)    Clause (5) of the last paragraph of Section 1 of the Security Agreement is hereby amended and restated in its entirety as follows:
“(5) any asset subject to a Lien permitted by Sections 7.01(b), (i), (j), (m), (n) or (s) of the Credit Agreement, if and for so long as the contractual obligation governing such Lien prohibits the Lien of this Agreement applying to such assets; and”
(b)    The last paragraph of Section 1 of the Security Agreement is hereby amended to add the following parenthetical to the end of such paragraph:
“(clauses 1 through 6, collectively, the “Excluded Assets”)”.
(c)    The first sentence of Section 11(b) of the Security Agreement is hereby amended and restated in its entirety as follows:
“Subject to Section 6.12(c) of the Credit Agreement, each Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, including, without limitation, one or more financing statements indicating that such financing statements cover all assets or all personal property (or words of similar effect) of such Grantor, in each case without the signature of such Grantor, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause of this Agreement; provided, however, that if requested by the Borrower, any such financing statement or amendment shall specifically identify any Excluded Assets that is not subject thereto.”
Section 3.    Representations and Warranties of the Borrower. The Borrower represents to the Administrative Agent and the Lenders that:
(a)    No Default or Event of Default has occurred and is continuing on and as of the Effective Date; and
(b)    The representations and warranties of the Borrower contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 3(b), the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively, of the Credit Agreement.
Section 4.    Reference to and Effect on Loan Documents. %2.On and after the Effective Date, each reference in the Credit Agreement or the Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement or the Security Agreement, as applicable, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “the Security Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement or the Security Agreement, shall mean and be a reference to the Credit Agreement or the Security Agreement, as applicable, as amended by this Amendment. This Amendment is an amendment as referred to in the definition of Loan Documents and shall for all purposes constitute a Loan Document.
(a)    The Credit Agreement, the Security Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations (including, without limitation, any Obligations created or contemplated hereunder) of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.
(b)    Each of the undersigned Grantors consents to this Amendment and the transactions contemplated hereby and hereby confirms and agrees that (i) notwithstanding the effectiveness of this Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment, and (b) each of the Collateral Documents to which such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all Obligations (including, without limitation, any Obligations created or contemplated hereunder) to be secured thereunder.
Section 5.    Costs and Expenses. The Borrower agrees to pay or reimburse all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration of this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04 of the Credit Agreement.
Section 6.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 7.    Effective Date. This Amendment shall become effective on and as of the Effective Date when, and only when the Administrative Agent or its counsel shall have received counterparts of this Amendment executed by the Borrower, the Grantors and the Required Lenders.
Section 8.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

ALLIANT TECHSYSTEMS INC.

By: /s/ Scott D. Chaplin
Name:    Scott D. Chaplin
Title:    Senior Vice President,
General Counsel and Secretary

ALLIANT TECHSYSTEMS OPERATIONS LLC
ATK COMMERCIAL AMMUNITION COMPANY INC.
ATK COMMERCIAL AMMUNITION HOLDINGS COMPANY, INC.
ATK LAUNCH SYSTEMS INC.
ATK SPACE SYSTEMS INC.
ATK SPORTING GROUP LLC
CALIBER COMPANY
EAGLE INDUSTRIES UNLIMITED, INC.
EAGLE MAYAGUEZ, LLC
EAGLE NEW BEDFORD, INC.
FEDERAL CARTRIDGE COMPANY
SAVAGE ARMS, INC.
SAVAGE RANGE SYSTEMS, INC.
SAVAGE SPORTS CORPORATION
SAVAGE SPORTS HOLDINGS, INC.
BEE STINGER, LLC
BOLLÉ AMERICA, INC.
BOLLÉ INC.
BUSHNELL GROUP HOLDINGS, INC.
BUSHNELL HOLDINGS, INC.
BUSHNELL INC.
DOUBLE BULL ARCHERY, INC.
GOLD TIP, LLC
MICHAELS OF OREGON CO.
MIKE’S HOLDING COMPANY
MILLETT INDUSTRIES
NIGHT OPTICS USA, INC.
OLD WSR, INC.
OPT HOLDINGS, INC.
PRIMOS, INC.
SERENGETI EYEWEAR, INC.
STONEY POINT PRODUCTS INC.
TASCO HOLDINGS, INC.
TASCO OPTICS CORPORATION
VISTA MERGER SUB INC.
VISTA OUTDOOR INC.

By: /s/ Scott D. Chaplin
Name:    Scott D. Chaplin
Title:    Authorized Officer

BANK OF AMERICA, N.A.,

as Administrative Agent

By: /s/ Robert Rittelmeyer
Name:    Robert Rittelmeyer
Title:    Vice President

BANK OF AMERICA, N.A.,

as Lender

By: /s/ Stuart Bonomo
Name:    Stuart Bonomo
Title:    Director

JPMORGAN CHASE BANK, N.A.,

as Lender

By: /s/ Robert P. Kellas
Name:    Robert P. Kellas
Title:    Executive Director

COMMUNITY INSURANCE COMPANY,

as Lender

By: ARES WLP MANAGEMENT, L.P.,
ITS INVESTMENT MANAGER
By: ARES WLP MANAGEMENT GP,
LLC, ITS GENERAL PARTNER

By: /s/ John Eanes
Name:    John Eanes
Title:    Authorized Signatory

ANTHEM, INC. (FORMERLY KNOW
AS WELLPOINT, INC.)

as Lender

By: ARES WLP MANAGEMENT
L.P., ITS MANAGER
By: ARES WLP MANAGEMENT GP
LLC, ITS GENERAL PARTNER

By: /s/ John Eanes
Name:    John Eanes
Title:    Authorized Signatory

ARES XXIV CLO LTD,

as Lender

By: ARES CLO MANAGEMENT
L.P., ITS ASSET MANAGER
By: ARES CLO GP XXIV, LLC, ITS
GENERAL PARTNER

By: /s/ John Eanes
Name:    John Eanes
Title:    Authorized Signatory

ARES XXVIII CLO LTD.,

as Lender

By: Ares CLO Management
XXVIII, L.P., its Asset
Manager
By: Ares CLO GP XXVIII, LLC,
its General Partner

By: /s/ John Eanes
Name:    John Eanes
Title:    Authorized Signatory

RENAISSANCE FLOATING RATE
INCOME FUND,

as Lender

By: ARES CAPITAL MANAGEMENT II
LLC, AS PORTFOLIO SUB-ADVISOR

By: /s/ John Eanes
Name:    John Eanes
Title:    Authorized Signatory

FIFTH THIRD BANK,

as Lender

By: /s/ Susan A. Waters
Name:    Susan A. Waters
Title:    Vice President

THE BANK OF NEW YORK MELLON,

as Lender

By: /s/ John T. Smathers
Name:    John T. Smathers
Title:    First Vice President

SYNOVUS BANK,

as Lender

By: /s/ Aaron Hill
Name:    Aaron Hill
Title:    Corporate Banker

MANUFACTURERS BANK,

as Lender

By: /s/ Dirk Price
Name:    Dirk Price
Title:    Vice President

STANIFORD STREET CLO, LTD.,

as Lender

By: /s Scott D’Orsi
Name:    Scott D’Orsi
Title:    Portfolio Manager

CITIBANK, N.A.

as Lender

By: /s/ Brian Reed
Name:    Brian Reed
Title:    Vice President

GUARDIAN LOAN OPPORTUNITIES LIMITED,

as Lender

By: /s/James McCunn /s/Debbie Gear
Name:    James McCunn / Debbie Gear
Title:

BRANCH BANKING AND TRUST COMPANY,

as Lender

By: /s/ John K. Perez
Name:    John K. Perez
Title:    Senior Vice President

PEOPLE’S UNITED BANK,

as Lender

By: /s/ David Denlinger
Name:    David Denlinger
Title:    Regional Manager, SVP

SUN TRUST BANK,

as Lender

By: /s/ David Simpson
Name:    David Simpson
Title:    Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,

as Lender

By: /s/ Thomas J. Sterr
Name:    Thomas J. Sterr
Title:    Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION,

as Lender

By: /s/ Michael Leong
Name:    Michael Leong
Title:    Senior Vice President

WM POOL – HIGH YIELD FIXED
INTEREST TRUST,

as Lender

By: /s/ Ron Polye
Name:    Ron Polye
Title:    Authorized Officer

WEST CLO 2013-1 LTD,

as Lender

By: /s/ Joanna Willars
Name:    Joanna Willars
Title:    Vice President, Analyst

UNITED HEALTHCARE INSURANCE COMPANY,

as Lender

By: GSO CAPITAL ADVISORS LLC,
AS MANAGER

By: /s/ Thomas Iannarone
Name:    Thomas Iannarone
Title:    Authorized Signatory

AMERICAN EQUITY INVESTMENT
LIFE INSURANCE COMPANY,

as Lender

By: /s/ Thomas Ianarone
Name:    Thomas Iannarone
Title:    Authorized Signatory

MUSASHI SECURED CREDIT FUND LTD.,

as Lender

By: GSO CAPITAL ADVISORS LLC,
AS MANAGER

By: /s/ Thomas Iannarone
Name:    Thomas Iannarone
Title:    Authorized Signatory

OPTUMHEALTH BANK, INC.

as Lender

By: GSO CAPITAL ADVISORS LLC,
AS MANAGER

By: /s/ Thomas Iannarone
Name:    Thomas Iannarone
Title:    Authorized Signatory

XILINX HOLDING SIX LIMITED,

as Lender

By: GSO CAPITAL ADVISORS LLC,
AS ITS INVESTMENT MANAGER

By: /s/ Thomas Iannarone
Name:    Thomas Iannarone
Title:    Authorized Signatory

ASSOCIATED BANK, N.A.,

as Lender

By: /s/ Aaron Allar    \
Name:    Aaron Allar
Title:    Vice President

AMALGAMATED BANK,

as Lender

By: /s/ Jackson Eng
Name:    Jackson Eng
Title:    First Vice President

PIONEER MULTI-ASSET ULTRASHORT INCOME FUND
PIONEER SHORT TERM INCOME FUND
PIONEER FLOATING RATE FUND,

as Lender

By: /s/ Margaret Begley
Name:    Margaret Begley
Title:    Secretary

THE NORTHERN TRUST COMPANY

as Lender

By: /s/ Molly Drennan
Name:    Molly Drennan
Title:    Senior Vice President

ROYAL BANK OF CANADA,

as Lender

By: /s/ Ben Thomas
Name:    Ben Thomas
Title:    Authorized Signatory

BLUEMOUNTAIN CLO 2013-3 LTD,

as Lender

By: BLUEMOUNTAIN CAPITAL
MANAGEMENT, LLC.,
ITS COLLATERAL MANAGER

By: /s/ Megan Fornshell
Name:    Megan Fornshell
Title:    Operations Analyst

BANNER BANK,

as Lender

By: /s/ Rita E. Dillon
Name:    Rita E. Dillon
Title:    Senior Vice President

BANKPLUS,

as Lender

By: /s/ Jay Bourne
Name:    Jay Bourne
Title:    FVP

STIFEL BANK & TRUST,

as Lender

By: /s/ Christian Jon Bugyis
Name:    Christian Jon Bugyis
Title:    Sr. Vice President

WELLS FARGO BANK NATIONAL ASSOCIATION,

as Lender

By: /s/ Scott Santa Cruz
Name:    Scott Santa Cruz
Title:    Managing Director

EASTERN BANK,

as Lender

By: /s/ Daniel C. Field
Name:    Daniel C. Field
Title:    Senior Vice President

VENTURE XII CLO, LIMITED,

as Lender

By: ITS INVESTMENT ADVISOR,
MJX ASSET MANAGEMENT, LLC

By: /s/ Martin E. Davey
Name:    Martin E. Davey
Title:    Senior Portfolio Manager

VENTURE XV CLO, LIMITED,

as Lender

By: ITS INVESTMENT ADVISOR,
MJX ASSET MANAGEMENT, LLC

By: /s/ Martin E. Davey
Name:    Martin E. Davey
Title:    Senior Portfolio Manager

VENTURE XVI CLO, LIMITED,

as Lender

By: ITS INVESTMENT ADVISOR,
MJX ASSET MANAGEMENT, LLC

By: /s/ Martin E. Davey
Name:    Martin E. Davey
Title:    Senior Portfolio Manager

VENTURE IX CDO, LIMITED,

as Lender

By: ITS INVESTMENT ADVISOR,
MJX ASSET MANAGEMENT, LLC

By: /s/ Martin E. Davey
Name:    Martin E. Davey
Title:    Senior Portfolio Manager

VENTURE X CLO, LIMITED,

as Lender

By: ITS INVESTMENT ADVISOR
MJX ASSET MANAGEMENT LLC

By: /s/ Martin E. Davey
Name:    Martin E. Davey
Title:    Senior Portfolio Manager

NEWFLEET MULTI-SECTOR INCOME ETF,

as Lender

By: /s/ Kyle Jennings
Name:    Kyle Jennings
Title:    Managing Director

VIRTUS LOW DURATION INCOME
FUND,

as Lender

By: /s/ Kyle Jennings
Name:    Kyle Jennings
Title:    Managing Director

MORGAN STANLEY BANK, N.A.,

as Lender

By: /s/ Jason Lipschitz
Name:    Jason Lipschitz
Title:    Authorized Signatory

REGIONS BANK,

as Lender

By: /s/ Knight D. Kieffer _________
Name:    Knight D. Kieffer
Title:    Vice President

CREDIT INDUSTRIEL ET COMMERCIAL,

as Lender

By: /s/ Garry Weiss
Name:    Garry Weiss
Title:    Managing Director

By: /s/ Clifford Abramsky
Name:    Clifford Abramsky
Title:    Managing Director

CALIFORNIA FIRST NATIONAL BANK,

as Lender

By: /s/ D.N. Lee
Name:    D.N. Lee
Title:    S.V.P.

KEYBANK NATIONAL ASSOCIATION,

as Lender

By: /s/ David A. Wild
Name:    David A. Wild
Title:    Senior Vice President

THL CREDIT WIND RIVER 2013-2
CLO LTD,

as Lender

By: THL CREDIT ADVISORS LLC, AS
INVESTMENT MANAGER

By: /s/ Kathleen Zarn
Name:    Kathleen Zarn
Title:    Managing Director

THL CREDIT WIND RIVER 2014-1
CLO LTD,

as Lender

By: THL CREDIT ADVISORS LLC, AS
INVESTMENT MANAGER

By: /s/ Kathleen Zarn
Name:    Kathleen Zarn
Title:    Managing Director

U.S. BANK NATIONAL ASSOCIATION,

as Lender

By: /s/ Andrew Beckman
Name:    Andrew Beckman
Title:    Vice President

COAMERICA BANK,

as Lender

By: /s/ Mark J. Leveille
Name:    Mark J. Leveille
Title:    Vice President

CENTRAL PACIFIC BANK,

as Lender

By: /s/ Michael Militar
Name:    Michael Militar
Title:    Vice President

SUMITOMO MITSUI BANKING CORPORATION,

as Lender

By: /s/ David W. Kee
Name:    David W. Kee
Title:    Managing Director